ASSET ACQUISITION AGREEMENT



         THIS ASSET Acquisition Agreement (the "Agreement") effective January --, 2000, is by and between PSM Corp., a Nevada corporation ("PSM"), having its principal offices at 11300 W. Olympic Boulevard, Suite 800, Los Angeles, California 90064; and MENTOR ON CALL, INC., an International Business
Corporation organized pursuant to the laws of the Country of Barbados, West Indies ("MENTOR"), and with respect to certain representations, those shareholders owning a controlling interest in MENTOR (the "Majority Shareholders").

                                    RECITALS:
                                    --------

         A. PSM desires to acquire all of the assets identified on Exhibit "A" to this Agreement (the "ASSETS"), CONSTITUTING A MAJORITY OF THE ASSETS OF MENR0R AND MENTOR desires to sell all of the Assets in exchange for shares of PSM authorized but unissued Common Stock as hereinafter provided.

         B. It is the intention of the parties hereto that: (i) PSM shall acquire all or almost all of the ASSETS OF MENTOR IN EXCHANGE SOLELY FOR THE NUMBER OF shares of PSM's authorized but unissued shares of Common Stock, par value S.0001 ("Common Stock"), set forth below (the "Exchange"); and (ii) and the Exchange shall QUALIFY AS A transaetion in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where a majority of the shareholders of MENTOR (the "Shareholders") reside.

         C. THE BOARD OF DIRECTORS OF PSM DEEMS IT to be in the best interest of PSM and its shareholders TO ACQUIRE THE ASSETS OF MENTOR.

         D. THE BOARD OF DIRECTORS OF MENTOR deems it to be in the best interest of the Shareholders and of MENTOR to accept the Common shares of PSM, as hereinafter provided.


         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1. EXCHANGE OFS]EIARES

         1.1 EXCHANAE OF SHAREA. FSM AND MENTOR HEREBY AGREE THAT MENTOR shall, on the Closing Date (as HEREINAFTER DEFINED), EXCHANGE A] OF THE ASSETS LISTED ON EXHIBIT "A", OF MENTOR, FOR 9,350,000 post-split Shares of PSM Common Stock (the "PSM Shares"). The PSM Shares will be restricted against resale pursuant to the provisions of Federal and State securities laws, and have issuance and convertibility restrictions as set forth below. The Mentor Assets to be tendered will represent substantially all of the assets of Mentor. The Mentor shares owned by each shareholder of MENTOR are set forth in Exhibit B hereto.

         1.2 DELIVERY OF SHARES.. On the Closing Date, title to the Assets of MENTOR to be xchanged for Shares of PSM will be delivered to PSM, fully executed and endorsed so as to make `SM the sole owner thereof, and a list setting for the disposition of the certificates representing the ommon Shares will be delivered to PSM IDENTIFYING THE RECIPIENTS OF THE PSM COMMON SHARES. WITHIN 5 business days of the Closing Date, PSM will deliver certificates representing the PSM ;h&es to MENTOR, or as may be otherwise directed by MENToR.

         1.3 RESTRICTED SECURITIES. THE PSM Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold unless the resale thereof is egistered under the Securities Act or an exemption from such registration is available. Each :ertificate representing the PSM Shares will have a legend thereon in substantially the following brm:

         The Shares represented by the certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The shares have been acquired for investment and may not be sold or transferred in THE ABSENCE OF AN EFFECTIVE REGISTRATION Statement for the resale of the shares under the Act unless in the opinion of counsel satisfactory to the Company, registration is not required under the Act.

RECTION 2. REPRESENTATIONS AND WARRANRESOF MENTOR
 ------ -- --------------- --- ----------- ------

         MENTOR and the Majority Shareholders, jointly and not severally, hereby represent and ?varrant as follows:

         2.1 ORGANIZATION AND GOOD STANDING. By the Closing Date, MENTOR will be a ~orporation duly ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE COUNTRY OF 3ARBADOS. MENTOR has the CORPORATE POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS PRESENTLY ~ONDUCTED. BY THE CLOSING DATE, MENTOR will be qualified to do business in all jurisdictions where he failure to be so qualified would have a material adverse effect on its business.

         2.2 CORPORATE AUTHORITY. MENTOR has the corporate power to enter into this Agreement tad to perform its obligations hereunder. The execution and delivery of this Agreement and the ;onsummation of the transaction contemplated hereby have been duly authorized by the Board of Directors and a majority of the Shareholders of MENTOR. The execution and performance of this kgreement will not constitute a material breach of any agreement, indenture, mortgage, license or Dther instrument or document to which MENTOR is a party and will not violate any JUDGMENT, DECREE, DRDER, WRIT, RULE, STATUTE, OR REGULATION APPLICABLE TO MENTOR or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Certificate of Incorporation OR BY-LAWS OF MENTOR.

         2.3 OWNERSHIP OF SHARES. The Shareholders described on Exhibit "B" are the owners of record and beneficially of the issued and outstanding shares of capital stock of MENTOR as described therein. Each Majority Shareholder represents and warrants that he, she or it owns such shares free and clear of all rights, claims, liens and encumbrances, and the shares have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

         2.4  RECEIPT  OF  CORPORATE  INFORMATION;   INDEPENDENT  INVESTIGATION:
ACCESS. All requested publicly-available documents, records and books pertaining to PSM and the [`SM Shares have been delivered to MErcrort, and to the respective Majority Shareholder and/or its advisors. All of the Shareholder's questions and requests for information have been answered to the Shareholder's satisfaction. Shareholder acknowledges that Shareholder, in making the decision to vote for the exchange of the MENTOR Assets for PSM Shares, has relied upon independent investigations made by it and its representatives, if any, and Shareholder and such representatives, if any, have, prior to the Closing Date, been given access to and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive information from, PSM or any person acting on its behaLf concerning the terms and conditions of this Agreement Shareholder and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of PSM and materials relating to the offer and sale of the PSM Shares which have been requested. Shareholder and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

         2.5 RISKS. THE SHAREHOLDER ACKNOWLEDGES AND UNDERSTANDS THAT THE EXCHANGE FOR THE PSM Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (1) the Shareholder may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, the Shareholder could sustain, a complete loss of its entire investment. The Shareholder is sufficiently experienced in fmancial and business matters to be capable of evaluating the merits and risks of an investment in PSM; has evaluated such merits and risks, including risks particular to the Shareholder's situation; and the Shareholder has determined that this investment is suitable for the Shareholder. The Shareholder has adequate financial resources and can bear a complete loss of the Shareholder's investment.

         2.6 INVESTMENT INTENT. The Shareholder hereby represents that the PSM Shares, if not to be retained by MENTOR, are being acquired for the Shareholder's own account with no intention of distributing such securities to others. The Shareholder has no contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute to any person or to have any person sell, transfer or otherwise distribute the Shares for the Shareholder. The Shareholder is presently not engaged, nor does the Shareholder plan to engage within the presently foreseeable future, in any discussion with any person regarding such a sale, transfer or other distribution of the Shares or any interest therein.

         2.7 COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. THE SHAREHOLDER UNDERSTANDS THAT THE PSM SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THE SHAREHOLDER UNDERSTANDS THAT THE PSM SHARES MUST be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available. Moreover, the Shareholder understands that its right to transfer the PSM Shares will be subject to certain restrictions, which include restrictions against transfer under the Securities Act and applicable state securities laws. in addition to such restrictions, the Shareholder realizes that it may not be able to sell or dispose of the PSM Shares as there may be no public or other market for them. The Shareholder understands that certificates evidencing the Shares shall bear a restrictive legend.

         2.8 APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Shareholder or the consummation of the transactions described herein.

         2.9 NO GENERAL SOLICITATIOJI. Shareholder is not purchasing the PSM Shares because of or following any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation or a subscription by a person other than a representative of PSM.

         2.10 BOOKS AND RECORDS. Attached as Exhibit 2.11 are requisite books and records necessary to allow appraisal and valuation, for accounting purposes, of the Assets. The books and records are in all respects complete and correct in all material respects and are maintained in accordance with good business and accounting practices.

         2.11 NO MATERIAL ADVERSE CHANGES. SINCE AUGUST 31, 1999, there has not been:

                  (I) ANY MATERIAL ADVERSE CHANGE IN THE STATUS OF THE ASSETS OF MENTOR except changes arising in the ordinary course of business, which changes will in no event materially AND ADVERSELY AFFECT THE VALUATION AND/OR UTILITY OF THE ASSETS BEING TRANSFERRED BY MENTOR;

                  (II) ANY DAMAGE, DESTRUCTION OR LOSS MATERIALLY AFFECTING THE ASSETS OF MENTOR whether or not covered by insurance;

                  (iii) any sale of an Asset (other than in the ordinary course of business) or any mortgage or pledge by MENTOR of any Assets; or

         2.12 NO BREACH, The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby wiU not:

                  (i) violate any provision of the Certificate of Incorporation or By-Laws of MENTOR;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any CONTRACT OR OTHER AGREEMENT TO WHICH MENTOR is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction., award or decree of any court, ARBITRATOR OR GOVERNMENTAL OR REGULATORY BODY AGAINST, OR BINDING UPON, MENTOR or upon the PROPERTIES OR BUSINESS OF MENTOR; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein `which could have a material, adverse effect on the business or operations of MENTOR.

         2.13 ACTIONS AND PROCEEDINGS. MENTOR is not a party to any material pending litigation or, to the knowledge of the Majority Shareholders, after reasonable inquiry, any governmental investigation or proceeding NOT REFLECTED IN THE MENTOR books and records concerning the Assets and, to their best knowledge, no material LITIGATION, CLAIMS, ASSESSMENTS OR NON-GOVERNMENTAL PROCEEDINGS ARE THREATENED AGAINST MENTOR with respect to the Assets except as set forth on Schedule 2.14 attached hereto and made a part hereof.

         2.14 AGREEMENTS. SCHEDULE 2.15 SETS FORTH ANY MATERIAL CONTRACT OR ARRANGEMENT TO WHICH MENTOR is a party or by or to which it or its assets, properties or business are bound or subject, whether written or oral and which would have any impact on the ability to deliver the Assets unencumbered.

         2.15 BROKERS OR FINDERS. No broker's or finder's fee will be payable by MENTOR in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by MENTOR or any of its Shareholders.

         2.16 TARIGIBLE ASSETS. MENTOR has full tide and interest in all distance learning management systems, hardware firewall solutions, patent-pending filings with respect to these hardware items, and the patented smart card identity and payment technology licensed, owned or leased by MENTOR, and any related CAPITALIZED ITEMS OR OTHER TANGIBLE PROPERTY MATERIAL TO THE ASSETS BEING DELIVERED BY MENTOR (the "Tangible Assets"), other than as set forth in Section 2.19. MENTOR holds all rights, title and interest in all the Tangible Assets owned by it and being transferred pursuant to this Agreement free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of MENTOR and conform to all applicable laws, ordinances and government orders, rules and regulations relating to THEIR CONSTRUCTION AND OPERATION, EXCEPT AS SET FORTH ON SCHEDULE 2.19 HERETO. MENTOR has clear title to all of its fictional business names, trading names, registered and unregistered trademarks, service marks and applications (collectively, the "Marks") and these items of "Intel lectual Property" are included as Tangible Assets

         2.17 LIABILITIES. MENTOR DID not have any direct or indirect indebtedness, liability, claim, loss, DAMAGE, DEFICIENCY, OBLIGATION OR RESPONSIBILITY, KNOWN OR UNKNOWN, FIXED OR unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which are not fully, fairly and adequately reserved on the books and records, except for any specific Liabilities set forth on Schedule 2.20 attached hereto and made a part hereof. As of the date of CLOSING, MENTOR will not have any material liabilities, other than liabilities fully and adequately reflected on the books and records, for which the Assets could stand as collateral. To the best knowledge of the Shareholders, there is no circumstance, condition, event or arrangement which may hereafter give rise to any liabilities allowing for a claim against the Assets.

         2.18 ACCESS TO RECORDS. The corporate books and records pertaining the Assets and an evaluation of the Assets have been made available to PSM prior to the Closing hereof.

         2.19 FULL DISCLOSURE. NO REPRESENTATION OR WARRANTY BY MENTOR or the Majority Shareholders in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, CERTIFICATE OR INSTRUMENT FURNISHED OR TO BE FURNISHED BY MENTOR PURSUANT HERETO OR ITT connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a MATERIAL FACT OR OMITS OR WILL OMIT TO STATE ANY FACT necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation ofall material aspects of the Assets BEING TRANSFERRED BY MENTOR, AND/OR THE STATUS OF THE MENTOR SHAREHOLDERS.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PSM

         PSM hereby represents and warrants as follows:

         3.1 ORGANIZATION AND GOOD STANDING. PSM IS A CORPORATION DULY ORGANIZED, VALIDLY existing and in GOOD STANDING UNDER THE LAWS OF THE STATE OF NEVADA. IT HAS THE CORPORATE POWER TO own its own property and to CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED AND IS DULY QUALIFIED TO DO BUSINESS in any jurisdiction where so REQUIRED EXCEPT WHERE THE FAILURE TO SO QUALIFY WOULD HAVE NO MATERIAL ADVERSE EFFECT ON ITS BUSINESS.

          3.2 CORPORATE  AUTHORITY.  PSM HAS THE  CORPORATE  POWER TO ENTER INTO
THIS AGREEMENT AND to perform ITS OBLIGATIONS HEREUNDER. THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE transactions CONTEMPLATED HEREBY HAS BEEN, ORWILL BE PRIOR TO THE CLOSING DATE, DULY AUTHORIZED BY THE BOARD OF DIRECTORS OF PSM AND A MAJORITY OF THE SHAREHOLDERS AS REQUIRED BY NEVADA LAW. THE EXECUTION AND performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which PSM is a party and. will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to PSM or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or By-Laws of PSM.

         3.3 THE PSM SHARES. AT THE CLOSING, THE PSM SHARES TO BE ISSUED AND DELIVERED TO THE SHAREHOLDERS HEREUNDER WILL WHEN SO ISSUED AND DELIVERED, CONSTITUTE VALID AND LEGALLY ISSUED SHARES OF PSM COMMON STOCK, FULLY PAID AND NONASSESSABLE, HAVING THE PREFERENTIAL RIGHTS SET FORTH IN SECTION 2.10 ABOVE.

          3.4 FINANCIAL STATEMENT: BOOKS AND RECORDS. FILED WITH THE SEC ARE THE AUDITED FINANCIAL statements (balance sheet, income statement and Notes) of PSM for the period ended August 31, 1999. The Financial Statements FAIRLY REPRESENT THE FINANCIAL POSITION OF PSM AS AT SUCH DATE AND the results of their operations for the periods then ended. The Financial Statements were prepared in accordance with generally accepted accounting PRINCIPLES APPLIED ON A CONSISTENT BASIS WITH PRIOR periods except as otherwise stated therein. The books of ACCOUNT AND OTHER FINANCIAL RECORDS OF PSM ARE IN ALL RESPECTS COMPLETE AND CORRECT IN ALL MATERIAL RESPECTS and ARE MAINTAINED IN ACCORDANCE WITH GOOD BUSINESS AND ACCOUNTING PRACTICES.

         3.5      NO MATERIAL ADVERSE CHANGES.
                  ------------------- -------

         EXCEPT AS DESCRIBED ON SCHEDULE 3.5, since August 31, 1999, there has not been:

                           (i) any  material  adverse  changes  inthe  financial
                  position of PSM except CHANGES ARISING IN THE ORDINARY COURSE OF BUSINESS, WHICH CHANGES will in no event materially AND ADVERSELY AFFECT THE FINANCIAL POSITION OF PSM.

                           (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of PSM whether or not covered by insurance;

                           (iii) any declaration setting aside or payment of any
                  dividend or distribution with respect to any redemption or repurchase ofPSM capital stock, other than as agreed upon among the parties;

                           (iv) any sale of an asset,  or any mortgage pledge by
                  PSM of any properties or assets; or

                           (V) ADOPTION OR MODIFICATION  OF ANY PENSION,  PROFIT
                  SHARING, RETIREMENT, stock bonus, stock option or similar plan or arrangement.

                           (vi) except in the ordinary course of business, incurred or assumed any indebtedness or liability, whether or not currently due and payable;

                           (vii) any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                           (viii) any  material  increase in the annual level of
                  compensation of any executive employee of PSM;

                           (ix)  except  in the  ordinary  course  of  business,
                  entered   into  or  modified   any   CONTRACT,   AGREEMENT  OR
                  TRANSACTION;

                           (X) ISSUED ANY EQUITY SECURITIES OR RIGHTS TO ACQUIRE
                  EQUITY SECURITIES, OTHER THAN AS set forth in Schedule 3.5.

         3.6 TAXES. PSM HAS FILED ANY TAX, GOVERNMENTAL AND/OR RELATED FORMS AND REPORTS (OR extensions THEREOF) DUE OR REQUIRED TO BE FILED. PSM'S ACCOUNTANTS ARE IN THE PROCESS OF FILING PSM'S TAX RETURNS. TO THE best of managements' knowledge, PSM's tax returns will reflect losses for such periods and any taxes due as a RESULT OF SUCH RETURNS WILL NOT HAVE A MATERIAL ADVERSE EFFECT ON PSM.

         3.7 COMPLIANCE WITH LAWS. EXCEPT AS DESCRIBED ON SCHEDULE 3.7, PSM has complied with all federal, STATE, COUNTY AND LOCAL LAWS, ORDINANCES, REGULATIONS, INSPECTIONS, ORDERS, JUDGMENTS, INJUNCTIONS, AWARDS OR DECREES APPLICABLE TO IT OR ITS BUSINESS, WHICH, IF NOT COMPLIED WITH, WOULD MATERIALLY AND ADVERSELY AFFECT THE BUSINESS OF PSM.

         3.8 ACTIONS AND PROCEEDINGS. PSM IS NOT A PARTY TO ANY MATERIAL PENDING LITIGATION OR, TO ITS KNOWLEDGE, ANY GOVERNMENTAL PROCEEDINGS ARE THREATENED AGAINST PSM.

         3.9 CAPITALIZATION. AS OF THE CLOSING DATE, THERE ARE APPROXIMATELY 46 SHAREHOLDERS OF record that are the owners of 4,500,000 shares of PSM Common Stock, none of which owns in excess of 5% of the issued and OUTSTANDING SHARES, EXCEPT AS MAY BE SET FORTH IN PSM'S PERIODIC REPORTS FILED with the SEC. There are no OUTSTANDING WARRANTS, ISSUED STOCK OPTIONS, STOCK RIGHTS OR OTHER COMMITMENTS OF ANY CHARACTER RELATING TO THE ISSUED OR UNISSUED SHARES OF EITHER COMMON STOCK OR PREFERRED STOCK, IF ANY, OF PSM.

          3.10 ACCESS TO RECORDS. THE CORPORATE FINANCIAL RECORDS, MINUTE BOOKS, AND OTHER DOCUMENTS AND RECORDS OF PSM HAVE BEEN MADE AVAILABLE TO MENTOR PRIOR TO THE CLOSING HEREOF.

         3.11 NO BREACH. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE CONSUMMATION OF THE transactions contemplated hereby will not:

                  (I) VIOLATE ANY PROVISION OF THE ARTICLES OF INCORPORATION OR BY-LAWS OF NM;

                  (ii) violate, conflict with or result in the breach of any of the material terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contact or other agreement to which PSM is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, PSM or upon the securities, properties or business to PSM; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein, which violation could have a material adverse effect on the business or operations of PSM.

         3.12 BROKERS OR FINDERS. No broker's or finder's fee will be payable by PSM in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions of PSM.

         3.13 CORPORATE AUTHORITY. PSM has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by the Board of Directors and a majority of the Shareholders of PSM. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which PSM is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to PSM or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Certificate of Incorporation or by-laws of PSM.

         3.14 FULL DISCLOSURE. No representation or warranty by PSM in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by PSM pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to complete and correct presentation of all material aspects of the business of PSM.

         3.15 REPORTIPG_COMPANY STATUS. PSM is a reporting company under the auspices of Section 12(g) of the Securities Act of 1933, and may be identified by its Corporate Identification Code ("CIK") number of 0001096298 for locating its filings on the Electronic Data Gathering and Retrieval system ("EDGAR") maintained by the United States Securities and Exchange Commission ("SEC").

SECTION 4. CONDITIONS PRECEDENT

         4.1 CONDITIONS PRECEDENT TO THE OBLJGATION OF MEIRROR AND THE MAJORITY SHAREHOLDERS. All OBLIGATIONS OF MENTOR and the Majority Shareholders under this Agreement are subject to the fiulfillment, prior to or as of the Closing Date, as indicated below, of each of the following conditions:

                           (a) The representations and warranties by or on behalf of PSM contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of Closing Date as though such representations and warranties were made at and as of such time.

                           (b) PSM shall  have  performed  and  complied  in all
                  material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

                           (c) On or before the Closing,  the Board of Directors
                  and a majority of the shareholders of PSM shall have approved, in accordance with Nevada law, the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated herein and authorized all of the necessary and proper actions to enable PSM to comply with the terms of the Agreement.

                           (d) PSM shall  have  sufficient  shares of PSM Common
                  Stock authorized but unissued to complete the Exchange.

                           (e) All instruments and documents delivered to MENTOR
                  and the Shareholders pursuant to provisions hereof shall be reasonably satisfactory to legal counsel for MEN'rOR.

         4.2   CONDITIONL   PRECEDENT  TU  THE   OBLIGATIONS   OF  PSM  AND  PSM
SHAREHOLDERS. All obligations of PSM under this Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions:

                           (a) The representations and warranties by MErcroa and
                  its Majority Shareholders, contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time;

                           (B) MENTOR and its Shareholders  shall have performed
                  and complied with, in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied or executed and delivered by them prior to or at the Closing;

SECTION 5. COVENANTS

         5.1 CORPORATE EXAMINATIONS AND INVESTIGATIONS. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigations, by a party hereto shall, however, diminish or waive any of the representations, warranties, covenants or agreements of the party under this Agreement.

         5.2 FURTHER ASSUIANCES. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         5.3 CONFIDENTIALITY~, In the event the transactions contemplated by this Agreement are not CONSUMMATED, PSM, MENTOR and the Shareholders agree to keep confidential any information disclosed to each other in connection therewith for a period of three (3) years from the date hereof provided, however, such obligation shall not apply to information which:

                  (i) at the time of the disclosure was public knowledge;

                  (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party);

                  (iii) the receiving party had within its possession at the time of disclosure; or

                  (iv) is ordered disclosed by a Court of proper jurisdiction.


SECTION 6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         Notwithstanding any right of either party to investigate the affairs of the other party and its Shareholders, each party has the right to rely filly upon representations, warranties, covenants and agreements of the other party and its Shareholders contained in this Agreement or in any document delivered to one by the other or any of their representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survice the execution and delivery hereof and the closing hereunder for one year following the Closing.

SECTION 7. INDEMNIFICATION

         For a period of three (3) years from the Closing, MENTOR's Majority Shareholders jointly and severally agree to indemnify and hold harmless PSM its officers, directors and principal shareholders, and PSM agrees to indemnify and hold harmless the MENTOR Shareholders, at all times after the date of this Agreement against and in respect of any liability, damage, or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorneys' fees, incident to any of the foregoing, resulting from any material misrepresentation made by any indemnifying party to an indemnified party, an indemnifying party's breach of a covenant or warranty or an indemnifying party's nonThlfillment of any agreement hereunder, or from any material misrepresentation or omission from any certificate furnished or to be furnished hereunder.

         If the indemnified party receives written notice of the commencement of any legal action, suit or proceeding with respect to which the indemnifying party is or may be obligated to provide indemnification pursuant to this Section, the indemnified party shall, within 30 days of the receipt of such written notice, give the indemnifying party written notice thereof (a "Claim Notice"). Failure to give such Claim Notice within such 30 day period shall not constitute a waiver by the indemnified party or its rights to indemnity hereunder with respect to such action, suit or proceeding unless the defense thereof is prejudiced thereby. Upon receipt by the indemnifying party of a Claim Notice from the indemnified party with respect to any claim for indemnification which is based upon a claim made by a third party ("Third Party Claim), the indemnifying party may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. The indemnified party shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably required in connection therewith. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless the indemnifying party shall not have with reasonable promptness employed counsel to assume the defense of the Third Party Claim, in which event such fees and expenses shall be borne solely by the indemnifying party. The indemnifying party shall not satisfy pr settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of the indemnified party, which consent shall not be delayed or which shall not be required if the indemnified party is granted a release in connection therewith. If the indemnifying party shall fail with reasonable promptness to defend such Third Party Claim, the indemnified party may defend, satisfy or settle the Third Party Claim at the expense of the indemnifying party and the indemnifying party shall pay to the indemnified party the amount of such Loss within ten days after written demand thereof The indemnification provisions hereof shall survive the termination of this Agreement.

      SECTION 8. DOCUMENTSAT CLOSING AND THE CLOSING

         8.1 DOCUMENTS AT CLOSING. AT the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

                  (A) MENTOR WILL DELIVER, OR WILL CAUSE TO BE DELIVERED, TO PSM the following:

                           (i) a  certificate  executed  by  the  President  and
                  Secretary of MENTOR to the effect that all representations and warranties made by MENTOR under this Agreement are true and correct as of the Closing, the same as though originally given to PSM on said date;

                           (ii) evidence  from the Country of Barbados  dated at
                  or about the Closing to the effect that MENTOR is in good standing under the laws of said Country;

                           (III) MENTOR and its  Shareholders  shall  deliver an
                  opinion of its legal counsel to PSM to the effect that:

                                    (a) MENTOR is a corporation validly existing
                           and in good standing under the laws of the Barbados is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material adverse impact on the company;

                                    (B) MENTOR has the corporate  power to carry
                           on its business as now being conducted; and

                                    (c) this Agreement has been duly authorized,
                           executed and delivered by MENTOR.

                           (iv) instruments of title  representing  those Assets
                  of MENTOR to be exchanged for PSM Shares will be delivered, along with duly executed Bills of Sale or other instruments of transfer (such as sub-licensing agreements) transferring such Assets to PSM.

                           (v) all  other  items,  the  delivery  of  which is a
                  condition precedent to the OBLIGATIONS OF PSM, as set forth in
                  Section 4.

                  (B) PSM WILL DELIVER OR CAUSE TO BE DELIVERED TO MENTOR AND THE MENTOR Shareholders:

                           (I) A CERTIFICATE  FROM PSM EXECUTED BY THE PRESIDENT
                  OR SECRETARY OF PSM, to the effect that all representations and warranties of PSM made under this Agreement are true and correct as of the Closing, the saute as though originally given

                  TO MENTOR on said date;

                           (ii) certified copies of resolutions by PSM's Board of Directors authorizing this TRANSACTION; AND AN OPINION OF PSM COUNSEL AS DESCRIBED IN SECTION 4 above;

                           (iii) evidence from the Nevada Secretary of State dated at or about the Closing Date that FSM is in good standing under the laws of said State;

                           (iv) an opinion of counsel to the effect that:

                                    (I)      PSM   is  a   corporation   validly
                                             existing and in good standing under
                                             the laws of the State of Nevada;

                                    (2)      This   Agreement   has  been   duly
                                             authorized  executed and  delivered
                                             by PSM and is a valid  and  binding
                                             obligation  of PSM  enforceable  in
                                             accordance with its terms;

                                    (3)      PSM, through its Board of Directors
                                             and its shareholders, has taken all
                                             corporate   action   necessary  for
                                             performance under this Agreement;

                                    (4)      The    documents    executed    and
                                             delivered to MErcroR and the MENTOR
                                             Shareholders  hereunder  are  valid
                                             and  binding  in  accordance   with
                                             their  terms to the  shares  of PSM
                                             Shares  to be  issued  pursuant  to
                                             Section 1.1 hereof, and such Shares
                                             will be duly  and  validly  issued,
                                             fttlly paid and non-assessable; and

                                    (5)      PSM  has  the  corporate  power  to
                                             execute the Agreement,  deliver the
                                             Shares  and   perform   under  this
                                             Agreement.

                           (v) consent of Shirley Bethurum, sole director, designating and appointing new directors and officers: (James
                  N. Rodgers, PresidentiDirector, Edwin W. Austin, Secretary/Director and David C. Smith, Director);

                           (vi) resignation of Shirley Bethurum as an officer and director;

                           (vii) all other  items,  the  delivery  of which is a
                  condition precedent to the obligations of MENTOR, as set forth in Section 4 hereof.

         8.2 THA CLOSING. The Closing shall take place at the time or place as may be agreed upon by the parties hereto. At the Closing, the parties shall provide each other with such documents as may be necessary.

SECTION 9. MISCELLANEOUS

         9. 1 WAIVERS. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no way constitute waiver as to future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

         9.2 AMENDMENT. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

         9.3 ASSIGNMENT. This Agreement is not assignable except by operation of law.

         9.4 NOTICE. Until otherwise specified in writing, the mailing addresses and fax numbers of the parties of this Agreement shall be as follows:

                  To:   PSM:

                           Shirley Bethurum

                           11300 W. Olympic Boulevard, Suite 800
                           Los Angeles, California 90064

                  TO: MENTOR:

                           James N. Rodgers
                           Suite 3, 765 Marlee Avenue
                           Toronto, Ontario, Canada M6B 3J8

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

         9.5 (LOVERNING LAW. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of Nevada, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

         9.6 PUBLICITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance by the other party.

         9.7 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules to be attached hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the hereof without advance approval in writing of the form arid substance by the other party.

         9.7 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Scbedules to be attached hereto) AND THE COLLATERAL AGREEMENTS EXECUTED IN CONNECTION with the consu.rnmation of the transactions contemplated BERETH CONTAIN THE ENTIIE AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE EXCHANGE OF THE ASSETS AND ISSUANCE OF THE PSM Shares and relaxed traiiactions, and supersede all prior agrveznents, written or oral, with respect.thereto.

         92 HEADINGS The headings in this A&eement axe for reference purposes only and shall not in any way affect the meaning or interpretation of this Awwnent

         9.9 SEVERABILITY OF PROVISIONS, THE INVALIDITY OR WIENFORCEABILITY OF ANY TERM, PHRASE, clause, paragraph, restriction, covenant, agreement or provision of this Agreement shall in no way affect the validity or ENFORCEMENT OF ANY OTHER PROVISION or any part thereof.

         9.10 COUNTERRARTS THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED, SHALL CONSTITUTE AN OZIGINAL COPY HEMOF, BUT ALL OF WHICH TOGETHER SHALL consider but one ad the same document.

         9.11 BINDING EFFECT This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, adrthnistraxors, executors, successors and assigns.

         9.12  TAX  TREATMENT   PSM,   Mentor  and  the  Majority   Shareholders
acknowledge that they each have been represented by their o~t tax advisors in connection with this transaction; that none of them has made a REPRESENTATION OR WANANTY TO ANY OF THE OTHER PARTIES WITH RESPECT TO the tax trenrncct accorded this transaction, or the effect iSividually or ccrporattly on any party under the applicable tax laws, regu.latio~, or INTNPRETATIONC AND THAT NO OPINION OICCUNSEL OR PRIVATE revenue Sing has been obtained with respect to the effects of this transaction under the Code.

         9.13 PRESS RELEASES. The parties will mutually agree as to the wording and timing of any thfonnational releases concerning this tansaction prior to and through Closing.


         IN WITNESS WHEREOF, theparties have executed this Agreement on the date first above written.

                                                     PSM CORP. (NEVADA)
                                                     a Neva corporation
                                                     BY:
                                                        -----------------------
                                                        Shirley Bethrum,
                                                        President

                           MENTOR ON CALL, INC.
                           a Barbadian International Business Corporation

                           By: ____________________
                              James N. Rodgers
                              Managing Director

SHAREHOLDER SIGNATURES ON NEXT PAGE

     "MAJORITY SHAREHOLDERS:"

James N. Rodgers (25%)

EDWTN W. Austin (25%)

John J. Pritchard (25%)

JASON R. FIGUEROA (25%)


TOTAL APPROVING AGREEMENT: 100.0%

EXHIBITS

A Description of the MENTOR Assets being transferred in exchange for the Shares

B List of MENTOR shareholders (See table above) Total Number: 4


SCHEDULES

          MENTOR SCHEDULES

2.11      MENTOR Books and Records
2.15      MENTOR Significant contracts:
2.19      List of exceptions to Tangible Assets

          PSM SCHEDULES

3.4       PSM Financial Statements

3.5       LIST OF material adverse changes
3.7       Compliance with Laws

                                   EXHIBIT "A"

                 DESCRIPTION OF MENTOR ASSETS BEING TRANSFERRED
                           IN EXCHANGE FOR THE SHARES

                                   EXHIBIT "B"

                          LIST OF MENTOR SHAREHOLDERS

-------------------------------------------------------------------------------
NAME OF SHAREHOLDER OF        APPROXIMATE PERCENTAGE        NUMBER OF SHARES OF
MENTOR                              OF HOLDING              MENTOR COMMON STOCK
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JAINESN. RODGERS                       25%                                25
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWINW. AUSTIN                         25%                                25
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JOHN J. PRITCHARD                      25%                                25
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JASON R. FIGUEROA                      25%                                25
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL:
-------------------------------------------------------------------------------


NOTE: SHARES OF PSM TO BE ISSUED WILL BE IN THE NAME OF "MENTOR ON CALL, INC. ", A BARBADIAN INTERNATIONAL BUSINESS CORPORATION.